Trade receivables and contract assets - Summary of Financial Assets (Detail) - EUR (€) € in Thousands	Dec. 31, 2022	Dec. 31, 2021
Trade receivables and contract assets
Trade receivables	€ 68,931	€ 36,347
Trade receivable from associates		1,786
Allowance for expected credit losses	(5,519)	(4,190)
Total	63,412	33,943
Contract assets	50,583	40,800
Allowance for expected credit losses	(101)	(183)
Total	€ 50,482	€ 40,617